Exhibit 10.14

EXECUTION

AMENDMENT NO. 2
TO MASTER REPURCHASE AGREEMENT

Amendment No. 2 to Master Repurchase Agreement, dated as of October 28, 2019 (this “Amendment”), by and among BANK OF AMERICA, N.A. (“Administrative Agent”, and together with Capital One, National Association and The Bank of New York Mellon, the “Buyers”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

Administrative Agent, Buyers, Seller and Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of October 29, 2018  (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; and as further amended by this Amendment, the “Master Repurchase Agreement”).  The Guarantor is a party to that certain Guaranty, dated as of October 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by Guarantor in favor of Administrative Agent on behalf of Buyers.

Administrative Agent, Buyers, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.  As a condition precedent to amending the Existing Master Repurchase Agreement,  Administrative Agent has required Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, Administrative Agent, Buyers, Seller and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1.  Glossary of Defined Terms.  Exhibit A to the Existing Master Repurchase Agreement is hereby amended by:

1.1       deleting the definition of “Termination Date” in its entirety and replacing it with the following:

Termination Date: January 27, 2020.

1.2       adding the following definition in its proper alphabetical order.

PFSI: As defined in Section 9.21(3) of this Agreement.

SECTION 2.   Notices.  Section  9.21(3) of the Existing Master Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(3) as soon as available and in any event within ninety (90) days after the end of each fiscal year of PennyMac Financial Services, Inc. (“PFSI”), the consolidated and consolidating balance sheets of PFSI, which is the parent entity of the Guarantor, and its consolidated

Subsidiaries and the balance sheet of Seller and Guarantor, each as at the end of such fiscal year and the related consolidated and consolidating statements of income and the related consolidated statements of retained earnings and of cash flows for PFSI and its consolidated Subsidiaries, Guarantor and Seller for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an unqualified opinion thereon of independent certified public accountants of recognized national standing, which opinion and the scope of audit shall be acceptable to Administrative Agent in its sole and exclusive discretion, shall have no “going concern” qualification and shall state that said consolidated and consolidating financial statements or financial statements, as applicable, fairly present the consolidated and consolidating financial condition or financial condition, as applicable, and results of operations of PFSI and its respective consolidated Subsidiaries, Guarantor or Seller, as applicable, as at the end of, and for, such fiscal year in accordance with GAAP;

SECTION 3.   Events of Default. Section 11.1(n) of the Existing Master Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(n) Financial Statements.  PFSI’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of PFSI as a “going concern” or a reference of similar import;

SECTION 4.   Fees and Expenses.  Seller hereby agrees to pay to Administrative Agent, on demand, any and all reasonable out-of-pocket fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 5.    Condition Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1       Delivered Documents.  On the Amendment Effective Date, the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of Administrative Agent, Buyers, Seller and Guarantor.

5.2       Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Principal Agreements on its part to be observed or performed, and that no Potential Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article 8 of the Existing Master Repurchase Agreement.

5.3       Commitment Fee. Seller shall have paid to Administrative Agent on behalf of Buyers in immediately available funds that prorated portion of the Commitment Fee due and payable on the Amendment Effective Date for the period commencing on the date hereof and ending on the Termination Date.

SECTION 6.   Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.   Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Form (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 8.   Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.   GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

SECTION 10. Reaffirmation of Guaranty.  The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Administrative Agent and Buyers under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Adam Robitshek
Name: Adam Robitshek
Title: Vice President

Signature Page to Amendment No. 2 to Master Repurchase Agreement (PLS Syndicated)

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

Signature Page to Amendment No. 2 to Master Repurchase Agreement (PLS Syndicated)

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

Signature Page to Amendment No. 2 to Master Repurchase Agreement (PLS Syndicated)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Buyer

By:	/s/ Paul Spiridigliozzi
Name:	Paul Spiridigliozzi
Title:	Managing Director

Signature Page to Amendment No. 2 to Master Repurchase Agreement (PLS Syndicated)

THE BANK OF NEW YORK MELLON, as a Buyer

By:	/s/ Paul Connolly
Name:	Paul Connolly
Title:	Director

Signature Page to Amendment No. 2 to Master Repurchase Agreement (PLS Syndicated)